GLOBAL LISTED INFRASTRUCTURE FUND

Class	Inst.
Ticker Symbol(s)	PGSLX
Principal Funds, Inc. Summary Prospectus December 31, 2025
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders, and other information about the Fund online at www.PrincipalAM.com/Prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
The Fund’s Prospectus and Statement of Additional Information, both dated December 31, 2025, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.
Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
If you purchase Institutional Class shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment): None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share Class
Inst.
Management Fees	0.75%
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.95%
Fee Waiver and Expense Reimbursement (1)(2)	(0.29)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.66%
(1) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to waive a portion of the Fund’s management fees through the period ending December 30, 2026. The fee waiver will reduce the Fund's management fees by 0.11% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.
(2) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.65% for Institutional Class shares. It is expected that the expense limit will continue through the period ending December 30, 2026; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$67	$274	$497	$1,140
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.7% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by listed infrastructure companies. A “listed infrastructure company” is a publicly traded company engaged in the development, operation, and management of infrastructure assets. Infrastructure assets include but are not limited to utilities (electric, gas, water), transportation infrastructure (airports, highways, railways, marine ports), energy infrastructure (renewable energy generation, oil and gas pipeline operators), and communications infrastructure (cell phone tower operators, data centers, other providers of telecommunication services).
The Fund invests primarily in equity securities regardless of market capitalization (small, medium, or large) and invests in both value and growth securities. The Fund also invests in real estate investment trusts (“REITs”) but only those REITs that are engaged in the development, operation, or management of infrastructure assets. In addition, under normal circumstances, the Fund holds investments tied economically to multiple countries and invests at least 40% of its net assets, measured at the time of purchase, in securities of issuers organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets, such as China.
The Fund also concentrates its investments (invests more than 25% of its net assets) in securities in the utilities industry.
The sub-advisor initially identifies listed infrastructure companies and assesses them against the following three metrics: overall quality, valuation, and market perception. After it has assessed a potential investment against these three metrics, the sub-advisor assesses the remaining companies for their alignment with the United Nations Sustainable Development Goals (“SDGs”), a set of non-binding overarching policy objectives adopted by the United Nations. The sub-advisor applies these assessments to each potential investment (other than cash and cash equivalents).
The sub-advisor’s assessment of a company’s overall quality metric consists of assessments of several key measurements, which include, among others, a company’s financial condition; profitability and projected growth; management quality; market outlook; environmental, social, and governance practices; and infrastructure business quality, which covers the strength of a company’s regulatory relationships, the nature of its contractual and regulatory right to operate its assets, and the predictability and longevity of its cash flows.
The sub-advisor measures a company’s environmental, social, and governance practices and potential for those practices to improve by, among other things, maintaining a proprietary ratings framework, supplemented by insights from third-party research providers and regular engagement with company management teams.
The sub-advisor’s valuation assessment involves the construction of discounted cash flow-based valuation models for potential investments. The sub-advisor’s market perception analysis seeks to identify companies whose fundamentals, in the sub-advisor's opinion, are over- or under-appreciated by other market participants.
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Before selecting a company’s security for Fund investment, the sub-advisor also evaluates the company’s alignment with the SDGs generally but with a special emphasis on the following goals: clean water and sanitation; affordable and clean energy; decent work ( e.g. economic and job security) and economic growth; industry ( e.g., inclusive and sustainable industrial development), innovation, and infrastructure; sustainable cities and communities; and climate action. The sub-advisor’s assessments of a company’s overall quality (which includes an assessment of a company’s sustainability practices) and SDG alignment emphasize the topics that the sub-advisor believes to be financially material.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Emerging Markets Risk. Investments in emerging markets may have more risk than those in developed markets because the emerging markets are less developed and more illiquid. Emerging markets can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile. The U.S. Securities and Exchange Commission, the U.S. Department of Justice, and other U.S. authorities may be limited in their ability to pursue bad actors in emerging markets, including with respect to fraud.
•China Investment Risk. The Fund invests a significant portion of its assets in securities of issuers located or operating in China. Investing in China involves certain heightened risks and considerations, including, among others: frequent trading suspensions and government interventions (including by nationalizing assets); currency exchange rate fluctuations or blockages; limits on using brokers and on foreign ownership; different financial reporting standards; higher dependence on exports and international trade; political and social instability; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes, and other trade limitations; custody and other risks associated with programs used to access Chinese securities; and uncertainties in tax rules that could result in unexpected tax liabilities for the Fund. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities. Moreover, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
Energy Sector Risk. The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, and energy conservation efforts. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization and tax incentives, world events, and general economic conditions. In addition, renewable energy companies may be more volatile than companies operating in more established industries. Seasonal weather conditions, extreme weather, or other natural disasters could have a disproportionate effect on renewable energy companies versus other types of energy companies. These factors could impact the ability of renewable energy companies to pay dividends comparable to those paid by other types of energy companies.
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Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets, or financial resources; lack the competitive strength of larger companies; have less experienced managers; or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
•Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and, therefore, would not be profitable for the fund.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic, and other factors affecting that industry or group of industries.
•Utilities Sector Risk. Companies in the utilities sector are sensitive to changes in interest rates and other economic conditions, government regulation, uncertainties created by deregulation, environmental protection or energy conservation policies and practices, the level and demand for services, and the cost and delay of technological developments.
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use, and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
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Sustainable Investing Risk. Investing in companies that meet certain sustainability standards may affect the Fund’s exposure to certain companies and industries. The Fund’s performance may at times be better or worse than funds that do not consider sustainability criteria or that consider different criteria. The consideration of sustainability is qualitative and subjective by nature and there is no assurance that any strategy that considers sustainability factors will be successful or profitable. Further, investors may differ in their views of what constitutes positive or negative sustainability characteristics of a security. There is no guarantee that the criteria used, or judgment exercised, will reflect the beliefs or values of any particular investor.
Telecommunication Services Risk. The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market, and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology.
Transportation Risk. Companies in the transportation industry may be adversely affected by economic changes, increases in fuel and operating costs, labor relations, and insurance costs. Transportation companies may also be subject to significant government regulation and oversight, which may adversely affect their businesses.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com/mutualfundperformance.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund’s shares were first sold (September 22, 2022).
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q3 2024	13.97%
Lowest return for a quarter during the period of the bar chart above:	Q3 2023	(9.44)%
Year-to-date return for Institutional Class shares:	Q3 2025	15.18%
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Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	Life of Fund
Institutional Class Return Before Taxes	6.04%	8.15%
Institutional Class Return After Taxes on Distributions	4.55%	6.13%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	4.52%	5.81%
MSCI ACWI Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	17.49%	19.71%
FTSE Global Core Infrastructure 50/50 Net Tax Index (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	9.53%	5.15%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
The MSCI ACWI Index NTR is the Fund's primary broad-based securities market index. The FTSE Global Core Infrastructure 50/50 Net Tax Index is included as an additional index for the Fund as it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.
Investment Advisor
Principal Global Investors, LLC
Sub-Advisor and Portfolio Manager
Principal Real Estate Investors, LLC
•Emily Foshag (since 2022), Portfolio Manager
•Alex Mottershead (since 2024), Portfolio Manager
Purchase and Sale of Fund Shares
For Institutional Class shares, there are no minimum initial or subsequent investment requirements for eligible purchasers.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

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